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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  October 25, 1999


                           ReliaStar Financial Corp.
      -------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Delaware                     0-10640               41-1620373
 ------------------------   ------------------------  -------------------
 (State of Incorporation)   (Commission file number)   (I.R.S. Employer
                                                      Identification No.)

       20 Washington Avenue South
          Minneapolis, Minnesota                         55401
    ----------------------------------------           ----------
    (Address of principal executive offices)           (Zip Code)



                                (612) 372-5432
                        -------------------------------
                        (Registrant's telephone number)




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Item 5.     Other Events
            ------------

     On October 25, 1999, ReliaStar Financial Corp. announced its earnings for the three months and nine months ending September 30, 1999. A copy of the press release and letter to the investment community which discuss these matters are filed as exhibits to, and incorporated by reference in, this report.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

Exhibit
-------

99 (a)  Press Release, dated October 25, 1999.
99 (b)  Letter to the Investment Community, dated October 25, 1999.

                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     RELIASTAR FINANCIAL CORP.


Date:    October 25, 1999            By:  /s/ Richard R. Crowl
                                        ---------------------------------------
                                        Richard R. Crowl, Senior Vice President,
                                         General Counsel, and Secretary